Exhibit (g)(13)

July 29, 2022

State Street Bank and Trust Company

1 Lincoln St. 10th Floor

Boston, MA 02110

Attention: Kathy MacVarish, Senior Vice President

RE: Schwab Strategic Trust

Ladies and Gentlemen:

Reference is made to the Amended and Restated Master Custodian Agreement between us dated as of October 17, 2005, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the creation of the following additional Schwab ETF, as defined in the Amendment to the Agreement dated as of October 8, 2009 (the “Amendment”):

Schwab Crypto Thematic ETF

In accordance with Section 18.6 of the Amendment, we request that you act as Custodian with respect to the Schwab Crypto Thematic ETF. A current Appendix A to the Agreement and Appendix B to the Amendment are attached hereto. In connection with such request, the Trust, on behalf of the Schwab Crypto Thematic ETF, hereby confirms to you, as of the date hereof, the representations and warranties set forth in Section 18.7 of the Agreement.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to us and retaining one copy for your records.

[Signature page follows]

SCHWAB STRATEGIC TRUST

By:          /s/ Jonathan de St Paer

Name:     Jonathan de St Paer

Title:       President

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:          /s/ Kathy MacVarish

Name:     Kathy MacVarish

Title:       Senior Vice President

Appendix A

to THE

AMENDED AND RESTATED Master Custodian Agreement

As of July 29, 2022

THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Value Advantage Money Fund

Schwab Government Money Fund

Schwab U.S. Treasury Money Fund

Schwab Municipal Money Fund

Schwab California Municipal Money Fund

Schwab New York Municipal Money Fund

Schwab AMT Tax-Free Money Fund

Schwab Treasury Obligations Money Fund

Schwab Variable Share Price Money Fund

Schwab Retirement Government Money Fund

SCHWAB INVESTMENTS

Schwab 1000 Index Fund

Schwab Tax-Free Bond Fund

Schwab California Tax-Free Bond Fund

Schwab Treasury Inflation Protected Securities Fund

Schwab U.S. Aggregate Bond Index Fund

Schwab Short-Term Bond Index Fund

Schwab Opportunistic Municipal Bond Fund

SCHWAB CAPITAL TRUST

Schwab Core Equity Fund

Schwab International Opportunities Fund

Schwab Balanced Fund

Schwab Fundamental US Small Company Index Fund

Schwab Fundamental US Large Company Index Fund

Schwab Monthly Income Fund - Moderate Payout

Schwab Monthly Income Fund - Enhanced Payout

Schwab Monthly Income Fund - Maximum Payout

Schwab International Core Equity Fund

Schwab U.S. Large-Cap Value Index Fund

Schwab U.S. Large-Cap Growth Index Fund

Schwab U.S. Mid-Cap Index Fund

SCHWAB ANNUITY PORTFOLIOS

Schwab Government Money Market Portfolio

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S. REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

Schwab Fundamental U.S. Broad Market Index ETF

Schwab Fundamental U.S. Large Company Index ETF

Schwab Fundamental U.S. Small Company Index ETF

Schwab Fundamental International Large Company Index ETF

Schwab Fundamental International Small Company Index ETF

Schwab Fundamental Emerging Markets Large Company Index ETF

Schwab 1000 Index ETF

Schwab 1-5 Year Corporate Bond ETF

Schwab 5-10 Year Corporate Bond ETF

Schwab Long-Term U.S. Treasury ETF

Schwab International Dividend Equity ETF

Schwab Ariel ESG ETF

Schwab Crypto Thematic ETF

Appendix B

to THE AMENDMENT TO

AMENDED AND RESTATED Master Custodian Agreement

As of July 29, 2022

List of Schwab ETFs

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

Schwab Fundamental U.S. Broad Market Index ETF

Schwab Fundamental U.S. Large Company Index ETF

Schwab Fundamental U.S. Small Company Index ETF

Schwab Fundamental International Large Company Index ETF

Schwab Fundamental International Small Company Index ETF

Schwab Fundamental Emerging Markets Large Company Index ETF

Schwab 1000 Index ETF

Schwab 1-5 Year Corporate Bond ETF

Schwab 5-10 Year Corporate Bond ETF

Schwab Long-Term U.S. Treasury ETF

Schwab International Dividend Equity ETF

Schwab Ariel ESG ETF

Schwab Crypto Thematic ETF